Petroleum Development Corporation

November 21, 2007

Petroleum Development Corporation
103 E. Main Street
P.O. Box 26
Bridgeport, West Virginia 26330

Attention: Chief Financial Officer

Re: Limited Consent and Waiver, Borrowing Base Increase and Aggregate Revolving Commitment Increase

Ladies and Gentlemen:

We refer to the Amended and Restated Credit Agreement dated as of November 4, 2005 (as amended, the “Credit Agreement”), to which Petroleum Development Corporation, a Nevada corporation, as Borrower, certain Subsidiaries of the Borrower, as Guarantors, certain financial institutions as Lenders and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, N.A. (Illinois)), as Administrative Agent, are parties. Capitalized terms not otherwise defined herein shall have the meanings given such terms in the Credit Agreement. References herein to any Section or Article shall be to a Section or Article of the Credit Agreement unless otherwise specifically provided.

Pursuant to Section 3.03, Borrower has requested a Special Redetermination of the Borrowing Base and has provided certain information to the Administrative Agent and the Lenders with respect to such Special Redetermination. Based on such information and notwithstanding anything to the contrary in Article III, the Lenders hereby designate the redetermined Borrowing Base at $300,000,000 and the redetermined Monthly Reduction at $0 as of the date hereof and such redetermined Borrowing Base and redetermined Monthly Reduction shall remain in effect until the first Redetermination of the Borrowing Base and Monthly Reduction after the date hereof. In addition, this letter constitutes written notice of such redetermined Borrowing Base and redetermined Monthly Reduction pursuant to Section 3.05. Administrative Agent and each Lender hereby acknowledges that notwithstanding the Special Redetermination set forth herein, Borrower shall be entitled to request one Special Redetermination of the Borrowing Base after the date hereof and prior to the next Scheduled Redetermination of the Borrowing Base.

Pursuant to Section 2.03 of the Credit Agreement, Borrower has elected to increase the existing Aggregate Revolving Commitment by $25,000,000 to $300,000,000 effective as of the date hereof (the “New Commitments”). Each Lender’s allocation of the Aggregate Revolving Commitment, based on such Lender’s Applicable Percentage, after giving effect to the New Commitments, is set forth on Schedule 1 to this letter. Notwithstanding anything to the contrary in Section 2.03, the New Commitments shall become effective as of the date hereof, provided that the Administrative Agent, for the benefit of the Lenders, receives an upfront fee in an amount equal to 25 basis points on the amount of the New Commitments ($62,500) on or before the date hereof. Each Lender shall indicate its acceptance of the New Commitments by executing this letter in the space provided below.

Petroleum Development Corporation
Limited Consent and Waiver and Borrowing Base and Commitment Increase
November 21, 2007

By the execution and delivery of this letter, each Lender with respect to this increase in the Aggregate Revolving Commitment only, acknowledges the allocations of the New Commitments and waives the requirement that such increase be effective no less than 30 Business Days after the date hereof. By its signature below, Borrower agrees that, except for the foregoing waiver, nothing herein shall be construed as a waiver or continuing waiver of the provisions of Section 2.03 of the Credit Agreement, and nothing contained herein shall obligate any Lender to grant any additional or future waiver of Section 2.03 of the Credit Agreement, any other provision of the Credit Agreement or any other Loan Document.

Section 6.09, clause (a) requires the Borrower to, and to cause each Guarantor to, among other things, execute and deliver to the Administrative Agent, for the benefit of the Secured Parties, Mortgages in form and substance acceptable to the Administrative Agent, together with such other assignments, conveyances, amendments, agreements and other writings, as the Administrative Agent shall deem necessary or appropriate to grant, evidence and perfect Liens in Direct Interests having an Engineered Value equal to or greater than the Minimum Mortgaged Value. Section 6.10 requires the Borrower to, and to cause each Guarantor to, among other things, deliver to Administrative Agent such opinions of counsel and other evidence of title as the Administrative Agent shall deem necessary or appropriate to verify (i) such Credit Party’s title to not less than forty percent (40%) of the Minimum Mortgaged Value and (ii) the validity, perfection and priority of the Liens created by the Mortgages.

As a result of the increase in the Aggregate Revolving Commitment, the Borrower is no longer in compliance with Section 6.09, clause (a) and Section 6.10. The Borrower has requested that the Lenders waive the Event of Default arising under clause (e) of Article IX as a result of the Borrower’s failure to comply with Section 6.09, clause (a) and Section 6.10 and consent to an extension of the time for compliance with Section 6.09, clause (a) and Section 6.10 to the earlier of the consummation of a Capital Markets Event and December 31, 2007. The Lenders (or at least the required percentage thereof) are willing to waive the Event of Default arising under clause (e) of Article IX as a result of the Borrower’s failure to comply with Section 6.09, clause (a) and Section 6.10 and to consent to an extension of the time for compliance with Section 6.09, clause (a) and Section 6.10 to the earlier of the consummation of a Capital Markets Event and December 31, 2007.

Subject to the conditions described herein, the Lenders (or at least the required percentage thereof) hereby waive the Event of Default arising under clause (e) of Article IX as a result of the Borrower’s failure to timely deliver all of the Mortgages, assignments, conveyances, amendments, agreements and other writings required by Section 6.09, clause (a) and the opinions and other information required by Section 6.10; provided that the Borrower is in compliance with Section 6.09 and Section 6.10 no later than the earlier of the consummation of a Capital Markets Event and December 31, 2007.

The consent and waiver set forth herein is expressly limited as follows: (a) such consent and waiver is limited solely to the Borrower’s failure to comply with Section 6.09, clause (a) and Section 6.10 on a timely basis until the earlier of the consummation of a Capital Markets Event and December 31, 2007; (b) such consent and waiver is a limited one-time consent and waiver, and nothing contained herein shall obligate any Lender to grant any additional or future waiver occurring as a result of a violation of Section 6.09, clause (a) or Section 6.10, or to grant any additional waiver of any other provision of the Credit Agreement or any other Loan Document and (c) nothing herein shall be construed as a continuing waiver of the provisions of Section 6.09, clause (a) or Section 6.10.

Petroleum Development Corporation
Limited Consent and Waiver and Borrowing Base and Commitment Increase
November 21, 2007

By its signature below, the Borrower acknowledges and agrees that, except for the limited consent and waiver set forth in this letter, the Credit Agreement remains in full force and effect, and that effective as of the date hereof, the Aggregate Revolving Commitment and the Borrowing Base shall be $300,000,000.

This letter may be executed in counterparts with each counterpart constituting an original and all of the counterparts, once executed, constituting but one original.

If the foregoing is in accordance with your understanding, please execute a copy of this letter in the spaces provided below and return a fully-executed copy to the attention of the undersigned.

Very truly yours,

JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A. (Illinois)), as Administrative Agent, LC Issuer and a Lender
By:	/s/ JoLinda Papadakis
Name:	JoLinda Papadakis
Title:	Vice President

BNP PARIBAS, as Syndication Agent and a Lender
By:	/s/ Betsy Jocher
Name:	Betsy Jocher
Title:	Director

By:	/s/ Polly Schott
Name:	Polly Schott
Title:	Vice President

Signature Page

WACHOVIA BANK, N.A., as a Lender
By:	/s/ Chris Hewitt
Name:	Chris Hewitt
Title:	Vice President

Signature Page

GUARANTY BANK, FSB, as a Lender
By:	/s/ Kelly L. Elmore III
Name:	Kelly L. Elmore III
Title:	Senior Vice President

Signature Page

BANK OF OKLAHOMA, as a Lender
By:	/s/ Lindsay Sherrer
Name:	Lindsay Sherrer
Title:	Vice President

Signature Page

ROYAL BANK OF CANADA, as a Lender
By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

Signature Page

THE ROYAL BANK OF SCOTLAND plc, as a Lender
By:	/s/ Matthew Main
Name:	Matthew Main
Title:	Managing Director

Signature Page

MORGAN STANLEY BANK, as a Lender
By:	/s/ Daniel Twenge
Name:	Daniel Twenge
Title:	Authorized Signatory

Signature Page

Agreed and accepted as of the 21st day
of  November, 2007

PETROLEUM DEVELOPMENT CORPORATION

By: /s/ Steven R. Williams
Name: Steven R. Williams
Title: Chief Executive Officer

Signature Page

Schedule 1

Lender	Applicable Percentage	Aggregate Revolving Commitment
JPMorgan Chase Bank, N.A.	20.0000%	$60,000,000.00
BNP Paribas	20.0000%	$60,000,000.00
Wachovia Bank, N.A.	14.5455%	$43,636,363.64
Guaranty Bank, FSB	12.7273%	$38,181,818,.18
Bank of Oklahoma	9.0909%	$27,272,727.27
Royal Bank of Canada	9.0909%	$27,272,727.27
The Royal Bank of Scotland plc	9.0909%	$27,272,727.27
Morgan Stanley Bank	5.4545%	$16,363,636.36
TOTAL	100.00000%	$300,000,000.00

ACKNOWLEDGEMENT OF GUARANTORS

Each of the undersigned (each a “Guarantor”) hereby (i) acknowledges receipt of, consents to, and agrees to be bound by the consents, waivers and increase in the Aggregate Revolving Commitment described in the letter to which this Acknowledgement is attached and pursuant to the terms of that certain Amended and Restated Credit Agreement, dated November 4, 2005, among PETROLEUM DEVELOPMENT CORPORATION, a Nevada corporation (“Borrower”), certain Subsidiaries of Borrower, as guarantors, the Lenders party thereto and JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A. (Illinois)) (“Administrative Agent”), and (ii) reaffirms and ratifies its Guarantee and each of the other Loan Documents executed by such Guarantor and confirms that each such document is and shall continue to remain in full force and effect. Although Guarantor has been informed of the consents, waivers and increase in the Aggregate Revolving Commitment and has acknowledged and agreed to same, Guarantor understands that neither the Administrative Agent nor the Lenders have any obligation to inform Guarantor of such matters in the future or to seek Guarantor’s acknowledgment or agreement to future consents or waivers or increases in the Aggregate Revolving Commitment, and nothing herein shall create such duty.

IN WITNESS WHEREOF, the undersigned has executed this Acknowledgement as of November 21, 2007.

GUARANTORS:
RILEY NATURAL GAS COMPANY
a West Virginia corporation
By:	/s/ Thomas E. Riley
Name:	Thomas E. Riley
Title:	President

UNIOIL a Nevada corporation
By:	/s/ Thomas E. Riley
Name:	Thomas E. Riley
Title:	President